UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 13, 2009

Independent Bank Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	1-9047	04-2870273
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

288 Union Street, Rockland, Massachusetts		02370
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-878-6100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 13, 2009, Independent Bank Corp. (the "Company") announced that at a special meeting its shareholders voted to approve the Second Amended and Restated Agreement and Plan of Merger, dated as of January 12, 2009, by and among the Company, Independent Acquisition Subsidiary, Inc., Rockland Trust Company, Benjamin Franklin Bancorp Inc. ("Bancorp") and Benjamin Franklin Bank, pursuant to which the Company will acquire Bancorp and its subsidiaries, including Benjamin Franklin Bank. Attached and incorporated herein by reference as Exhibit 99.1 is a press release announcing the results of the special meeting.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independent Bank Corp.

February 13, 2009	By:	/s/Denis K. Sheahan

Name: Denis K. Sheahan
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Shareholders Vote to Approve Acquisiton of Benjamin Franklin Bancorp. Inc